THIRD AMENDMENT TO B CREDIT AGREEMENT


     Third Amendment (this "Amendment"), dated as of July 31, 1997 among Sherwood Medical Company, A.H. Robins Company, Incorporated and AC Acquisition Holding Company (each, a "Subsidiary Borrower"), American Home Products Corporation (the "Company", and together with the Subsidiary Borrowers, the "Borrowers"), the lending institutions party to the B Credit Agreement referred to below (the "Banks") and The Chase Manhattan Bank, as Agent (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the B Credit Agreement referred to below.


                            W I T N E S S E T H :



     WHEREAS, the Borrowers, the Banks and the Agent are parties to a Credit Agreement, dated as of September 9, 1994 (as heretofore amended, the "B Credit Agreement");

     WHEREAS, the parties hereto wish to amend the B Credit Agreement as herein provided;

     NOW THEREFORE, it is agreed:

     1. The first recital of the B Credit Agreement is hereby amended by deleting the amount "3,000,000,000" in its entirety and inserting in lieu thereof the amount of "2,500,000,000".
     2. Section 1.1 of the B Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" in its entirety and inserting in lieu thereof the following new definition:

     "Applicable Margin":  for any day, the rate per annum set forth below opposite the Rating Period then in effect, it being understood that the Applicable Margin for (x) Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin", (y) C/D Rate Loans shall be the percentage set forth under the column "C/D Rate Margin" and (z) Eurodollar Rate Loans shall be the percentage set forth under the column "Eurodollar Rate Margin":


                       Alternative                   Eurodollar
Rating                 Base Rate     C/D Rate-       Rate
Period                 Margin        Margin          Margin

Category A Period        0%           .2300%         .1050%

Category B Period        0%           .2500%         .1250%

Category C Period        0%           .2525%         .1275%

Category D Period        0%           .2850%         .1600%

Category E Period        0%           .3500%         .2250%


     3. Section 1.1 of the B Credit Agreement is hereby amended by deleting the definition of "Facility Fee Percentage" in its entirety and inserting in lieu thereof the following definition:

     ""Facility Fee Percentage":  a percentage equal to at any time (i)

     during a Category A Period, .0450%, (ii) during a Category B Period, .0500%, (iii) during a Category C Period, .0600%, (iv) during a Category D Period, .0900% and (v) during a Category E Period, .1250%."

     4. Section 1.1 of the B Credit Agreement is hereby amended by deleting clause (a) of the definition of "Termination Date" in its entirety and inserting in lieu thereof "(a) July 31, 2002 and ".

     5. In order to induce the Agent and the Banks to enter into this Amendment, the Borrowers hereby represent and warrant that (x) no Default or Event of Default exists on the Third Amendment Effective Date (as defined herein) both before and after giving effect to this Amendment and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects on the Third Amendment Effective Date both before and after giving effect to this Amendment with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     6. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the B Credit Agreement or any other Credit Document.

     7. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Agent.
     8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

     9. Notwithstanding anything to the contrary contained in the B Credit Agreement or this Amendment, for purposes of this Amendment "Banks" shall mean each of the lending institutions who shall have delivered (including by way of telecopier) by July 30, 1997 (or such later date as the Agent and the Company shall agree) a signed copy hereof to the Agent as provided in Section 8.2 of the B Credit Agreement that has been accepted by the Company.

     10. As of the Third Amendment Effective Date, (v) Schedule I to the B Credit Agreement shall be revised to read as set forth on Annex I hereto, (w)
Schedule II to the B Credit Agreement shall be revised by the Agent to give effect to such revised Schedule I and (x) the Banks shall constitute all the Lenders and no other entity that had been a Lender will continue to be a Lender,
(y) either (A) all amounts owing to Lenders prior to July 30, 1997 who are not Banks (the "Former Lenders") shall be paid to such Former Lenders or (B) such Former Lenders shall assign their Commitments to one or more Banks and (z) no such Former Lender will continue to be a Lender.

     11. This Amendment shall become effective as of the date hereof (the "Third Amendment Effective Date") on the date upon which (x) each of the Borrowers, the Agent and the Banks (as defined in paragraph 9) with Commitments as set forth on Annex I hereto aggregating $2,500,000,000 shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Agent as provided in Section
8.2 of the B Credit Agreement and (y) the Third Amendment to the A Credit Agreement, dated as of the date hereof, has become effective.

     12. From and after the Third Amendment Effective Date, all references in the B Credit Agreement and each of the other Credit Documents to the B Credit Agreement shall be deemed to be references to the B Credit Agreement after giving effect to this Amendment.

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.




                    AMERICAN HOME PRODUCTS CORPORATION



                    By:_________________________________
                       Title: Vice President - Finance


                    SHERWOOD MEDICAL COMPANY



                    By:
                    Title: Vice President


                    A. H. ROBINS COMPANY, INCORPORATED



                    By:_________________________________
                    Title: Vice President and Treasurer
                    AC ACQUISITION HOLDING COMPANY



                    By:_________________________________
                    Title: Vice President and Treasurer

                    BANCA COMMERCIALE ITALIANA
                    NEW YORK BRANCH



                    By:_________________________________
                    Title: Charles Daugherty,Vice President


                    By:_________________________________
                    Title: K. Purelis, Vice President


                    BANCA DI ROMA



                    By:_________________________________
                    Title: Virgina Mahler Cosenza
                           Assistant Vice President



                    By:_________________________________
                    Title: Vice President

                    BANCA MONTE DEI PASCHI DI SIENA, S.p.A.



                    By:_________________________________
                    Title:  S.V.P. and General Manager



                    By:_________________________________
                    Title:  Brian R. Landy
                            Vice President

                    BANCA NAZIONALE DEL LAVORO S.p.A.
                    NEW YORK BRANCH



                    By:_________________________________
                    Title:  Giuliano Violetta
                            First Vice President


                    By:_________________________________
                    Title:  Giulio Giovine
                            Vice President

                    BANCA POPOLARE DI MILANO



                    By:_________________________________
                    Title:  Anthony Franco
                            Executive Vice President & GM



                    By:_________________________________
                    Title:  Fulvio Montanari
                            First Vice President


                    BANK OF AMERICA NT & SA



                    By:_________________________________
                    Title:  Vice President


                    BANK OF IRELAND



                    By:_________________________________
                    Title:


                    BANK OF MONTREAL



                    By:_________________________________
                    Title:  Sharron P. Walsh
                            Director


                    THE BANK OF NEW YORK



                    By:_________________________________
                    Title:  Vice President


                    THE BANK OF NOVA SCOTIA



                    By:_________________________________
                    Title:  Vice President


                    THE BANK OF TOKYO-MITSUBISHI TRUST
                    COMPANY, as Co-Agent



                    By:_____________________________
                    Title: Vice President
                    BANKERS TRUST COMPANY



                    By:_________________________________
                    Title: Vice President


                    BANQUE NATIONALE DE PARIS
                    NEW YORK BRANCH



                    By:____________________________________
                    Title:  Richard L. Sted
                            Senior Vice President



                    By:_________________________________
                    Title:  Richard Pace
                            Vice President, Corporate
                            Banking Division

                    CARIPLO - CASSA DI RISPARMIO
                    DELLE PROVINCIE LOMBARDE SPA



                    By:_____________________________
                    Title: F. Vice President



                    By:_____________________________
                    Title: F. Vice President


                    THE CHASE MANHATTAN BANK,
                    as   Administrative Agent



                    By:_________________________________
                    Title:  Managing Director


                    CITIBANK, N.A., as Co-Agent



                    By:_________________________________
                    Title:  Mary W. Corkran
                            Vice President


                    COMMERZBANK AKTIENGESELLSCHAFT
                    New York and/or Grand Cayman Branches,
                    as Co-Agent



                    By:__________________________________
                    Title:



                    By:__________________________________
                    Title:  A. Oliver Welsch-Lehmann
                            Assistant Treasurer


                    COOPERATIEVE CENTRALE RAIFFEISEN-
                    BOERENLEENBANK, B.A.,
                    "RABOBANK NEDERLAND"



                    By:_________________________________
                    Title:  Ellen A. Polansky
                            Vice President



                    By:_________________________________
                    Title:  W. Pieter C. Kodde
                            Vice President


                    CORESTATES BANK, N.A., as co-Agent



                    By:_____________________________
                    Title:  Vice President


                    CRESTAR BANK



                    By:__________________________________
                    Title:  Senior Vice President


                    THE DAI-ICHI KANGYO BANK LTD.,
                    as co-Agent



                    By:__________________________________
                    Title:  Vice President


                    THE FIRST NATIONAL BANK OF CHICAGO,
                    as co-Agent



                    By:_____________________________
                    Title:  Corporate Banking Officer


                    FLEET NATIONAL BANK


                    By:_____________________________
                    Title:  Assistant Vice President


                    THE FUJI BANK, LIMITED,
                    as co-Agent



                    By:_________________________________
                    Title:  Senior Vice President


                    ISTITUTO BANCARIO SAN PAOLO DI
                    TORINA S.p.A. - NEW YORK LIMITED
                    BRANCH, as co-Agent



                    By:___________________________________
                    Title:  Vice President



                    By:_________________________________
                    Title:  Vice President


                    MELLON BANK, N.A.

                    By:_____________________________
                    Title:  Vice President


                    MARINE MIDLAND BANK



                    By:_________________________________
                    Title:  William M. Holland
                            Vice President


                    THE MITSUBISHI TRUST AND BANKING
                    CORPORATION



                    By:_________________________________
                    Title: Deputy General Manager


                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, as co-Agent



                    By:_________________________________
                    Title: Charles H. King
                           Vice President


                    NATIONAL WESTMINSTER BANK PLC



                    By:_________________________________
                    Title: Vice President


                    NATIONSBANK, N.A., as co-Agent



                    By:_________________________________
                    Title:  Senior Vice President


                    THE NORINCHUKIN BANK, NEW YORK BRANCH



                    By:_________________________________
                    Title:  Takeshi Akimoto
                            General Manager


                    THE NORTHERN TRUST COMPANY



                    By:_________________________________
                    Title:  Vice President


                    PNC BANK, NATIONAL ASSOCIATION



                    By:_________________________________
                    Title:  Vice President


                    ROYAL BANK OF CANADA



                    By:_________________________________
                    Title: Manager


                    ROYAL BANK OF CANADA
                    GRAND CAYMAN BRANCH



                    By:_________________________________
                    Title:  Senior Manager


                    THE SAKURA BANK, LIMITED
                    By:_________________________________
                    Title: Yasumasa Kikuchi
                           Senior Vice President


                    THE SANWA BANK LTD, NEW YORK
                    BRANCH



                    By:_________________________________
                    Title: Joseph E. Leo
                           Vice President & Area Manager


                    STANDARD CHARTERED BANK



                    By:_________________________________
                    Title: Brian S. Taylor
                           Vice President


                    THE SUMITOMO TRUST & BANKING CO., LTD,
                    NEW YORK BRANCH



                    By:_________________________________
                    Title:  Suraj Bhatia
                            Senior Vice President

                    THE SUMITIMO TRUST & BANKING CO.



                    By:_________________________________
                    Title:


                    SUNTRUST BANK, INC.



                    By:_________________________________
                    Title:  Group Vice President


                    SWISS BANK CORPORATION, NEW YORK BRANCH
                    as co-Agent


                    By:_________________________________
                    Title:  William S. Lutkins
                            Associate Director, Credit Risk
                            Management



                    By:_________________________________
                    Title: Dorothy L. McKinley
                           Associate Director, Banking
                           Finance Support, N.A.

                    THE TOKAI BANK, LIMITED
                    NEW YORK BRANCH



                    By:_________________________________
                    Title: Deputy General Manager




                    TORONTO DOMINION (NEW YORK), INC.



                    By:_________________________________
                    Title: Debbie A. Greene
                           Vice President


                    THE TOYO TRUST & BANKING CO., LTD.
                    NEW YORK BRANCH



                    By:_________________________________
                    Title: Vice President


                    WACHOVIA BANK OF GEORGIA, N.A.,
                    as co-Agent


                    By:_________________________________
                    Title: Vice President